December 19, 2011

Pearl® Mutual Funds

Supplement to the Prospectus dated May 1, 2011

Pearl Total Return Fund
Pearl Aggressive Growth Fund
(together the “Funds”)

On December 3, 2011, the Board of Trustees of Pearl Mutual Funds (the “Board of Trustees”) determined that it is in the best interest of the Funds and their shareholders to close and liquidate the Funds, and authorized the Trust to enter into a plan of liquidation and termination with Pearl Management Company, the Trust’s investment manager, which was executed on December 19, 2011 (the “Plan”).  It is anticipated that all outstanding shares of each Fund will be redeemed and the Funds will discontinue operations on or about September 28, 2012 pursuant to the Plan.

Effective immediately, the Funds have ceased the public offering of their shares to new investors.  Shares of the Funds are no longer available for purchase by new investors.

However, existing shareholders of each Fund can continue to invest in that Fund until 3 p.m. Central Time on April 30, 2012.   After this date each Fund will terminate the public offering of its securities, and no additional shares will be available for purchase.

Scheduled purchases through the Funds’ automatic investment plan scheduled to occur after April 30, 2012 will be canceled.  Purchase applications received from existing shareholders by any means will not be accepted unless payment for the shares has been received before 3 p.m. Central Time on April 30, 2012.  The exchange privilege will also be suspended effective on April 30, 2012.  Any requests for exchanges after this date will be treated as a request for redemption of the number of shares or dollar amount that a shareholder seeks to exchange.

Shareholders may continue to redeem their shares on each day the Funds are open for business during the liquidation process.  As part of this process, all of each Fund’s portfolio securities will be liquidated in an orderly manner commencing as early as August 31, 2012.  As a result, each Fund’s normal exposure to equity investments will be reduced after this date, and eventually eliminated, and shareholders should not expect the Funds to achieve their stated investment objectives.

As noted above, the Funds expect that the mandatory redemption of all of their remaining outstanding shares will occur on or about September 28, 2012.

Any shareholder remaining in a Fund on this date will receive a liquidation distribution equal to the shareholder's proportionate interest in the remaining net assets of the Fund and such distribution will be mailed to the shareholder's address of record.  Automatic withdrawals scheduled to occur after this date will not be processed, and instead the investors will receive the appropriate liquidation distribution.

During the entire liquidation phase, representatives of the Funds’ investment manager, Pearl Management Company ("PMC"), will be available to answer any questions regarding the closing of the Funds.  You may contact representatives of PMC toll-free at 1-866-747-9030.

The Board of Trustees may determine to accelerate the liquidation date.  If this were to occur, revised information would be transmitted to remaining shareholders pursuant to a further prospectus supplement.

The Funds and PMC do not give tax advice.  They believe the following information is correct, but shareholders should consult with their own tax advisors.  This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an Individual Retirement Account (IRA) or other tax-deferred account should consult the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders may choose to authorize, prior to September 28, 2012, a direct transfer of their retirement account assets to another tax-deferred retirement account.  If any  Fund shares are held in such an account on September 28, 2012, the shareholder will receive a liquidation distribution equal to the shareholder's proportionate interest in the remaining net assets of the Fund and such distribution will be mailed to the shareholder's address of record or to another address as directed by the shareholder.  Typically, shareholders have 60 days from the date of the liquidation to invest the distribution in another IRA or qualified retirement account; otherwise the liquidation distribution may be required to be included in the shareholder's taxable income for the current tax year, possibly with an additional penalty for premature withdrawal from the qualified retirement account.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PEARL® MUTUAL FUNDS
  2610 Park Avenue
Muscatine, Iowa 52761
 866-747-9030 (toll-free)